Exhibit 99




BEAR STEARNS                                                                                              BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO o DALLAS o LOS ANGELES                                                    ASSET-BACKED SECURITIES GROUP
NEW YORK o SAN FRANCISCO o Washington D.C.                                                                         245 Park Avenue
BEIJING o BUENOS AIRES o DUBLIN o GENEVA o HONG KONG                                                          New York, N.Y. 10167
LONDON o Lugano o PARIS o SHANGHAI o TOKYO                                                   (212) 272-2000;  (212) 272-7294   fax


    Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1


                                [OBJECT OMITTED]

                           Seller and Master Servicer

                            Computational Materials


-------------------------------------------------------------------------------
Fax to:                                 Date:
Company:                                # Pages (incl. cover):
Fax No:                                 Phone No:
-------------------------------------------------------------------------------
From:                                   Phone No:
-------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.


General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                  Bear, Stearns Asset backed Securities, Inc.
                         Home Equity Loan Trust 1999-1
                            Computational Materials
-------------------------------------------------------------------------------









                                  $298,454,000

                  Bear, Stearns Asset Backed Securities, Inc.
                          Home Equity Loan Trust 1999-1

-------------------------------------------------------------------------------

                            COMPUTATIONAL MATERIALS







                                [OBJECT OMITTED]

                           SELLER AND MASTER SERVICER









Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS


-------------- ----------- ---------------------- ----------------- -------------------- ------------ ---------------------
                                                                                            Final
                                                                                          Scheduled
               Class Size                         Expected Ratings        Average          Payment          Payment
    Class        ($ MM)        Tranche Type       (Moody's/ Fitch)      Life (1,2)          Date             Window
============== =========== ====================== ================= ==================== ============ =====================
    AF-1        $49.414      Fixed Sequential        Aaa / AAA       0.85 years / CALL     6/25/19    08/99-04/01 / 21 mo.
    AF-2         13.038      Fixed Sequential        Aaa / AAA       2.00 years / CALL     9/25/22    04/01-11/01 / 8 mo.
    AF-3         19.726      Fixed Sequential        Aaa / AAA       3.00 years / CALL     6/25/26    11/01-08/03 / 22 mo.
    AF-4         10.127      Fixed Sequential        Aaa / AAA       5.00 years / CALL    12/25/27    08/03-10/05 / 27 mo.
   AF-5(3)       9.187       Fixed Sequential        Aaa / AAA       7.55 years / CALL     3/25/29    10/05-05/07 / 20 mo.
   AF-6(3)       8.880           Fixed NAS           Aaa / AAA       6.34 years / CALL     3/25/29    11/02-05/07 / 55 mo.
   MF-1(3)       6.660        Fixed Mezzanine         Aa2 / AA       5.23 years / CALL     3/25/29    09/02-05/07 / 57 mo.
   MF-2(3)       5.075        Fixed Mezzanine          A2 / A        5.22 years / CALL     3/25/29    08/02-05/07 / 58 mo.
   BF-1(3)       4.757       Fixed Subordinate      Baa3 / BBB-      5.20 years / CALL     3/25/29    08/02-05/07 / 58 mo.
-------------- ----------- ---------------------- ----------------- -------------------- ------------ ---------------------
   AV-1(3)      142.420         ARM Floater          Aaa / AAA       2.28 years / CALL     4/25/29    08/99-10/06 / 87 mo.
   MV-1(3)       12.011      Mezzanine Floater        Aa2 / AA       4.95 years / CALL     4/25/29    12/02-10/06 / 47 mo.
   MV-2(3)       7.722       Mezzanine Floater         A2 / A        4.87 years / CALL     4/25/29    10/02-10/06 / 49 mo.
   BV-1(3)       9.437      Subordinate Floater     Baa2 / BBB-      4.83 years / CALL     4/25/29    08/02-10/06 / 51 mo.
-------------- ----------- ---------------------- ----------------- -------------------- ------------ ---------------------
    Total      $298.454
-------------- ----------- ---------------------- ----------------- -------------------- ------------ ---------------------


(Table continued...)


------------ ----------- ---------
                           Day
    Class      Pricing     Count
============  ========== ---------
    AF-1        CALL      30/360
    AF-2        CALL      30/360
    AF-3        CALL      30/360
    AF-4        CALL      30/360
   AF-5(3)      CALL      30/360

   AF-6(3)      CALL      30/360
   MF-1(3)      CALL      30/360
   MF-2(3)      CALL      30/360
   BF-1(3)      CALL      30/360
------------  ---------   ---------
   AV-1(3)      CALL     Act/360
   MV-1(3)      CALL     Act/360
   MV-2(3)      CALL     Act/360
   BV-1(3)      CALL     Act/360
------------  ---------  ---------
    Total
------------  ---------  ---------


(1)  See "Prepayment Assumptions" below.
(2) All Certificates are priced to call. The coupon on the Fixed-Rate Certificates will increase by 0.50% after the clean up call date. The spread on the Class AV-1 Certificates will double and the spread on the Class MV-1, MV-2 and BV-1 Certificates will increase by 1.5x after the clean-up call date.
(3)  See "Available Funds Cap" on page 6.




          Depositor:                    Bear Stearns Asset Backed Securities, Inc.

          Issuer:                       Home Equity Loan Trust 1999-1

          Seller and
          Master Servicer:              Countrywide Home Loans, Inc.

          Originators of Collateral:    AMRESCO Residential Capital, Inc.(94%) and Provident Bank(6%)

          Lead Manager:                 Bear, Stearns & Co. Inc.

          Co-Manager:                   Countrywide Securities Corporation

          Trustee:                      The Bank of New York

          Structure:                    Senior/subordinated  structure with Certificates  collateralized by two separate mortgage loan groups. Each loan group will have its own overcollateralization  target, achieved by the acceleration of the related Senior Certificates.

          Prepayment Assumption:        Fixed-Rate Group:        5% CPR in month 1, increasing by 1.8182% per month to
                                                                25% CPR in month 12.
                                        Adjustable-Rate Group:  27% CPR

          Collateral:                   There will be a total of approximately  $298,454,000 home equity mortgage loans as of the
                                        Cut-off Date, consisting of two separate collateral pools.  Approximately $126,864,888 of the  collateral  will be  fixed-rate  first and second lien loans  ("Fixed-Rate  Group").
                                        Approximately  $171,590,094  of the collateral  will be adjustable  rate first lien loans
                                        consisting   of  6-month   LIBOR   loans,   2/28  hybrid  loans  and  3/27  hybrid  loans
                                        ("Adjustable-Rate Group").



Recipients of these Computational  Materials must read and acknowledge the attached document "STATEMENT REGARDING  ASSUMPTIONS AS
TO SECURITIES,  PRICING  ESTIMATES,  AND OTHER  INFORMATION"  before using or relying on the  information  contained  herein.  In addition,  recipients  of these  Computational  Materials  may only use or rely on the  information  contained  herein if read in conjunction with the related Prospectus and Prospectus Supplement.  If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                                                                     BEAR STEARNS





          Cut-off Date:                 July 1, 1999

          Expected Pricing Date:        July 22, 1999

          Expected Settlement Date:     July 29, 1999

          Payment Dates:                The 25th  day of each  month  or,  if such day is not a  business  day,  the next succeeding business day, beginning on August 25, 1999.

          Prepayment Assumption:        Fixed-Rate  Group:5% CPR in month 1,  increasing by 1.8182% per month to 25%
                                        CPR in month 12.

          Adjustable-Rate Group:        27% CPR

          ERISA Eligibility:            The Class A  Certificates  will be ERISA  eligible as of closing.  Prospective  investors should  consult  their  own  counsel  with  respect  to  an  investment  in  the  offered
                                        Certificates.

          SMMEA Treatment:              The  Certificates  will  not  constitute  "mortgage-related  securities"  for purposes of SMMEA.

          Tax Status:                   REMIC under the Internal Revenue Code.

                                                CREDIT ENHANCEMENT


          Excess Interest:              Excess  Interest  cashflows  from  each  group  will be  available  as  credit enhancement for the related group.

          Overcollateralization:        The credit  enhancement  provisions  of the Trust are intended to provide for the limited acceleration  of the Senior  Certificates  relative  to the  amortization  of the related
                                        collateral  pool,  generally  in  the  early  months  of  the  transaction.   Accelerated
                                        amortization is achieved by applying certain excess interest  collected on the collateral to the payment of principal on the related Senior Certificates  resulting in the build up
                                        of   overcollateralization   ("O/C").  By  paying  down  the  principal  balance  of  the
                                        Certificates  faster than the principal  amortization  of the respective  Senior Mortgage
                                        Loan Group, an O/C amount equal to the excess of the aggregate  principal  balance of the collateral over the principal balance of the related Certificates is created. Excess cash flows will be directed to build each O/C amount until the respective  Mortgage Loan Group reaches its required O/C target.  Upon this event, the  acceleration  feature will cease, unless it is once again necessary to maintain the required O/C level. The O/C amount will be zero on the settlement date.

          Cross-Collateralization:      Excess spread from each of the two collateral groups, if not needed to credit enhance its own group will be available to credit enhance the other group.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS



Subordination:                      All levels are preliminary and subject to change

                               ---------------------------- --------------------------- -------------------------
                               Offered Certificates           Adjustable-Rate Group         Fixed-Rate Group
                               ---------------------------- --------------------------- -------------------------
                               Class A                                17.00%                     13.00%
                               ---------------------------- --------------------------- -------------------------
                               Class M-1                              10.00%                     7.75%
                               ---------------------------- --------------------------- -------------------------
                               Class M-2                              5.50%                      3.75%
                               ---------------------------- --------------------------- -------------------------
                               Class B                                 0.0%                       0.0%
                               ---------------------------- --------------------------- -------------------------




Class Sizes:
                               ---------------------------- --------------------------- -------------------------
                               Offered Certificates           Adjustable-Rate Group         Fixed-Rate Group
                               ---------------------------- --------------------------- -------------------------
                               Class A                                83.00%                     87.00%
                               ---------------------------- --------------------------- -------------------------
                               Class M-1                              7.00%                      5.25%
                               ---------------------------- --------------------------- -------------------------
                               Class M-2                              4.50%                      4.00%
                               ---------------------------- --------------------------- -------------------------
                               Class B                                5.50%                      3.75%
                               ---------------------------- --------------------------- -------------------------
                               Target O/C                             2.75%                      2.25%
                               ---------------------------- --------------------------- -------------------------


Fixed Rate AFC:          The Class AF-5,  AF-6,  MF-1,  MF-2 and BF  Certificates  are subject to the fixed rate available funds cap ("Fixed Rate AFC"). The Fixed Rate AFC is a rate equal to the weighted average gross coupon rate for the Fixed-Rate Group collateral less servicing fees (50 bps).

Adjustable Rate AFC:     All  adjustable  rate coupons are subject to the  adjustable  rate  available  funds cap
                         ("Adjustable  Rate AFC").  The Adjustable  Rate AFC is a rate equal to the weighted  average gross coupon rate for the Adjustable-Rate Group collateral less servicing fees (50 bps).

Interest Accrual:        For the Fixed Rate Certificates,  interest will accrue from the 1st day of the preceding month until the 30th day of the month. For the Adjustable Rate Certificates,  interest will accrue for the first accrual period from settlement and,  thereafter,  from the 25th day of the preceding month, until the 24th day of the current month (from Payment Date to Payment Date).

Payment Delay:           Fixed Rate Certificates:        24 days
                         Adjustable Rate Certificates:    0 days

Clean-up Calls:          The Master Servicer has the option to exercise a call when the aggregate  Stated Principal
                         Balance for the related  Mortgage Loan Group is less than or equal to 10% of the Aggregate  Stated
                         Principal Balance of such loan group as of the Cut-Off Date (i.e., separate calls for each group).
                         The call will be exercised at par plus accrued interest.

Coupon Step Up:          Fixed Rate Certificates:
                         If the 10% Clean-Up  Call is not  exercised on the Fixed Rate
                         Certificates, the coupon on each outstanding class shall increase by 50 bps.

                         Adjustable Rate Certificates:

                         If the 10% Clean-Up Call is not exercised on the Adjustable Rate  Certificates,  the Coupon Margin
                         on the Class AV-1 will double and the Coupon Margin on Classes MV-1,  MV-2, and BV-1 will increase by 1.5x of original.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

Shortfall
Reimbursement:           If on any Payment Date the Pass-Through Rate is limited
                         by the related AFC, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited over the amount of interest at the related AFC and the aggregate of such shortfalls from previous Payment Dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the related
                         Certificate principal balance has been reduced to zero.





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                   BEAR STEARNS

                                                 Cashflow Priority

Fixed-Rate
Certificates:

                              1) Repayment of any unrecoverable, unreimbursed Servicer Advances;

                              2)   Servicing Fees;

                              3) Fixed-Rate Group interest funds as follows: monthly interest, including any interest carryforward to the Fixed-Rate Group Senior Certificates, on a pro rata basis, then monthly interest, including any interest carryforward to the Class MF-1 Certificates, then to the Class MF-2 Certificates and the to the Class BF Certificates;

                              4) Fixed-Rate Group Principal Funds, as follows: monthly principal, sequentially to the Fixed-Rate Group Certificates as described under "Principal Paydown," then monthly principal to the Class MF-1 as described under "Principal Paydown," then monthly principal to the Class MF-2 as described under "Principal Paydown" and then monthly principal to the Class BF as described under "Principal Paydown";

                              5) Excess cashflow to the Fixed-Rate Group Certificates in the order as described under "Principal Paydown" to build O/C, then any interest carryforward to the Class MF-1 Certificates, then any unrealized loss amount to the Class MF-1 Certificates, then any interest carryforward to the Class MF-2 Certificates, then any unrealized loss amount to the Class MF-2 Certificates, then any interest carryforward to the Class BF Certificates and then any unrealized loss amount to the Class BF Certificates.

                              6) Excess cashflow to pay amounts under item 5 under "Adjustable Rate Certificates" below;

                              7)   Excess    cashflow    to   the   Fixed   Rate
                                   Certificates, on a pro rata basis, the Fixed Rate Certificate Carryover;

                              8)   Any excess cashflow reverts to Countrywide.

Adjustable-Rate
Certificates:

                              1) Repayment of any unrecoverable, unreimbursed Servicer Advances;

                              2)   Servicing Fees;

                              3) Adjustable-Rate Group interest funds as follows: monthly interest, including any interest carryforward to the Class AV-1 Certificates, then monthly interest to the Class MV-1 Certificates, then to the Class MV-2 Certificates and the to the Class BV Certificates;

                              4) Adjustable-Rate Group Principal Funds, as follows: monthly principal to the Class AV-1 Certificates as described under "Principal Paydown," then monthly principal to the Class MV-1 as described under "Principal Paydown," then monthly principal to the Class MV-2 as described under "Principal Paydown" and then monthly principal to the Class BV as described under "Principal Paydown."

                              5) Excess cashflow, as follows: to the Adjustable-Rate Group Certificates to build O/C, then any interest carryforward to the Class MV-1 Certificates, then any unrealized loss amount to the Class MV-1 Certificates, then any interest carryforward to the Class MV-2 Certificates, then any unrealized loss amount to the Class MV-2 Certificates, then any interest carryforward to the Class BV Certificates and then any unrealized loss amount to the Class BV Certificates.

                              6) Excess cashflow to pay amounts under item 5 under "Fixed Rate Certificates" above;

                              7)   Excess   cashflow  to  the  Adjustable   Rate
                                   Certificates,   on  a  pro  rata  basis,  the
                                   Adjustable Rate Certificate Carryover;


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                               8) Any excess cashflow reverts to Countrywide.


Class AF-6 Lockout
Distribution Amount:           The  applicable  Class AF-6  Lockout  Percentage
                               multiplied   by  the   Class   AF-6   pro   rata
                               distribution amount.

                             ------------------------------ ---------------------------
                                     Payment Date               Percentage Lockout
                             ------------------------------ ---------------------------
                                         1-36                           0%
                                         37-60                         45%
                                         61-76                         80%
                                         73-84                         100%
                                        85-end                         300%
                             ------------------------------ ---------------------------



                                                 PRINCIPAL PAYDOWN

Prior to the Stepdown Date or if a Trigger Event exists:


Fixed-Rate Certificates:         1)    To  the  Class  AF-6  Certificateholders  -  the  Class  AF-6  Lockout
                                       Distribution Amount.

                                 2)    All scheduled and unscheduled  principal will be paid  sequentially to the Fixed-Rate Group
                                       Senior Certificates.

Adjustable-Rate Certificates:    3)    All  scheduled  and  unscheduled  principal  will be paid to the Class  AV-1
                                       Certificates.



After the Stepdown Date and if no Trigger Event exists:



                                 With respect to each Mortgage Loan Group, all Certificates  will be entitled to receive payments of scheduled and unscheduled principal in the following order of priority: first sequentially to the  Class A  Certificates,  second  to the  Class  M-1  Certificates,  third to the  Class  M-2
                                 Certificates, and fourth to the Class B Certificates.

Stepdown Date:                   For each Mortgage Loan Group,  the later of (i) the September,  2002 Payment Date and (ii)
                                 the  first  Payment  Date on which  the  Senior  Enhancement  Percentage  (i.e.,  the sum of the
                                 Subordinate  Certificates  + the O/C amount for a particular  Mortgage Loan Group divided by the aggregate  Loan Balance of the Mortgage  Loans in such  Mortgage  Loan Group) is greater than or equal to the related  Group's Senior  Specified  Enhancement  Percentage,  which is equal to two times the initial AAA subordination (including O/C).


                           ------------------------------------- ----------------------------------
                                     Fixed-Rate Group                  Adjustable-Rate Group
                               Senior Specified Enhancement        Senior Specified Enhancement
                                        Percentage                          Percentage
                           ------------------------------------- ----------------------------------
                                          30.50%                              39.50%
                           ------------------------------------- ----------------------------------




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

Trigger Event:                  With  respect to each  Mortgage  Loan  Group,  a
                                Trigger Event exists if: the percentage obtained
                                by dividing (x) the principal  amount of 60+ Day
                                Delinquent  Loans  (including  foreclosures  and
                                REOs)  in such  Mortgage  Loan  Group by (y) the
                                aggregate   outstanding   Loan  Balance  of  the
                                Mortgage Loans in such Mortgage Loan Group as of
                                the last day of the month immediately  preceding
                                the  related  Payment  Date  equals  or  exceeds
                                [0.50]  and  [0.40]  multiplied  by  the  Senior
                                Enhancement   Percentage   for  the  Fixed  Rate
                                Certificates    and    the    Adjustable    Rate
                                Certificates, respectively.

                                If the Subordinated Class Principal Distribution Test is met, principal will be distributed in amounts that will keep the subordination for each class at its required level.

                     ---------------------------------------------------------
                                    Required Subordination Levels
                     ---------------------------------------------------------
                          Fixed-Rate Group            Adjustable-Rate Group
                     ----------------------------- ---------------------------
                     Class AF              30.50%  Class AV            39.50%
                     Class MF-1            20.00%  Class MV-1          25.50%
                     Class MF-2            12.00%  Class MV-2          16.50%
                     Class BF               4.50%  Class BV             5.50%
                     ------------------ ---------- --------------- -----------




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS


                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1

                                              Computational Materials

--------------------------------------------------------------------------------------------------------------------------
                                                SENSITIVITY TABLES
Class AF-I (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         60%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   11.18        1.57         1.10        0.85        6.99         5.98
Modified Duration (years)                               7.24        1.43         1.02        0.80        0.66         0.57
First Principal Payment                             08/25/99    08/25/99     08/25/99    08/25/99    08/25/99     08/25/99
Last Principal Payment                              10/25/18    12/25/02     10/25/01    04/25/01    12/25/00     09/25/00
Principal Lockout (months)                                 0           0            0           0           0            0
Principal Window (months)                                231          41           27          21          17           14
Illustrative Yield @ Par (30/360)                      6.46%       6.22%        6.10%       5.98%       5.87%        5.76%
--------------------------------------------------------------------------------------------------------------------------

Class AF-2 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   20.84        4.01         2.67        2.00        1.59         1.31
Modified Duration (years)                              10.87        3.40         2.37        1.82        1.47         1.22
First Principal Payment                             10/25/18    12/25/02     10/25/01    04/25/01    12/25/00     09/25/00
Last Principal Payment                              01/25/22    03/25/04     08/25/02    11/25/01    05/25/01     01/25/01
Principal Lockout (months)                               230          40           26          20          16           13
Principal Window (months)                                 40          16           11           8           6            5
Illustrative Yield @ Par (30/360)                      6.80%       6.71%        6.66%       6.60%       6.54%        6.48%
--------------------------------------------------------------------------------------------------------------------------

Class AF-3 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   24.79        6.75         4.23        3.00        2.25         1.85
Modified Duration (years)                              11.60        5.20         3.55        2.62        2.02         1.68
First Principal Payment                             01/25/22    03/25/04     08/25/02    11/25/01    05/25/01     01/25/01
Last Principal Payment                              04/25/26    06/25/09     05/25/05    08/25/03    04/25/02     10/25/01
Principal Lockout (months)                               269          55           36          27          21           17
Principal Window (months)                                 52          64           34          22          12           10
Illustrative Yield @ Par (30/360)                      6.90%       6.85%        6.81%       6.77%       6.71%        6.67%
--------------------------------------------------------------------------------------------------------------------------

Class AF-4 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   27.57       12.10         7.60        5.00        3.44         2.47
Modified Duration (years)                              11.72        7.84         5.65        4.07        2.95         2.19
First Principal Payment                             04/25/26    06/25/09     05/25/05    08/25/03    04/25/02     10/25/01
Last Principal Payment                              11/25/27    12/25/13     08/25/09    10/25/05    01/25/04     04/25/02
Principal Lockout (months)                               320         118           69          48          32           26
Principal Window (months)                                 20          55           52          27          22            7
Illustrative Yield @ Par (30/360)                      7.20%       7.18%        7.15%       7.12%       7.08%        7.02%
--------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1

                                              Computational Materials
--------------------------------------------------------------------------------------------------------------------------
                                                SENSITIVITY TABLES


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1

                                          Computational Materials
--------------------------------------------------------------------------------------------------------------------------
Class AF-5 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%         100%        125%        150%
CPR                                                       0%         15%          20%          27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   28.41       14.73        10.47         7.55        5.56        3.68
Modified Duration (years)                              11.35        8.61         7.00         5.56        4.38        3.08
First Principal Payment                             11/25/27    12/25/13     08/25/09     10/25/05    01/25/04    04/25/02
Last Principal Payment                              12/25/27    04/25/14     01/25/10     05/25/07    09/25/05    07/25/04
Principal Lockout (months)                               339         172          120           74          53          32
Principal Window (months)                                  2           5            6           20          21          28
Illustrative Yield @ Par (30/360)                      7.63%       7.61%        7.60%        7.58%       7.56%       7.51%
--------------------------------------------------------------------------------------------------------------------------

Class AF-6 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%         100%        125%        150%
CPR                                                       0%         15%          20%          27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   13.88        7.67         6.89         6.34        5.63        4.92
Modified Duration (years)                               8.27        5.61         5.20         4.90        4.49        4.02
First Principal Payment                             08/25/02    08/25/02     08/25/02     11/25/02    03/25/03    09/25/03
Last Principal Payment                              12/25/27    04/25/14     01/25/10     05/25/07    09/25/05    07/25/04
Principal Lockout (months)                                36          36           36           39          43          49
Principal Window (months)                                305         141           90           55          31          11
Illustrative Yield @ Par (30/360)                      7.15%       7.12%        7.12%        7.11%       7.10%       7.09%
--------------------------------------------------------------------------------------------------------------------------

Class MF-1 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%         100%        125%        150%
CPR                                                       0%         15%          20%          27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.89       10.02         6.93         5.23        4.43        4.16
Modified Duration (years)                              10.97        6.60         5.08         4.10        3.61        3.44
First Principal Payment                             11/25/20    07/25/04     11/25/02     09/25/02    12/25/02    02/25/03
Last Principal Payment                              12/25/27    04/25/14     01/25/10     05/25/07    09/25/05    07/25/04
Principal Lockout (months)                               255          59           39           37          40          42
Principal Window (months)                                 86         118           87           57          34          18
Illustrative Yield @ Par (30/360)                      7.67%       7.63%        7.61%        7.59%       7.57%       7.56%
--------------------------------------------------------------------------------------------------------------------------

Class MF-2 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%         100%        125%        150%
CPR                                                       0%         15%          20%          27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.89       10.02         6.93         5.22        4.34        3.9l
Modified Duration (years)                              10.52        6.45         5.00         4.04        3.50        3.22
First Principal Payment                             11/25/20    07/25/04     11/25/02     08/25/02    10/25/02    11/25/02
Last Principal Payment                              11/25/27    04/25/14     01/25/10     05/25/07    09/25/05    07/25/04
Principal Lockout (months)                               255          59           39           36          38          39
Principal Window (months)                                 86         118           87           58          36          21
Illustrative Yield @ Par (30/360)                      8.13%       8.09%        8.07%        8.04%       8.02%       8.01%
--------------------------------------------------------------------------------------------------------------------------

Class BF-1 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%         100%        125%        150%
CPR                                                       0%         15%          20%          27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.89       10.02         6.93         5.20        4.28        3.77
Modified Duration (years)                              10.10        6.31         4.91         3.97        3.42        3.09
First Principal Payment                             11/25/20    07/25/04     11/25/02     08/25/02    08/25/02    09/25/02
Last Principal Payment                              12/25/27    04/25/14     01/25/10     05/25/07    09/25/05    07/25/04
Principal Lockout (months)                               255          59           39           36          36          37
Principal Window (months)                                 86         118           87           58          38          23
Illustrative Yield @ Par (30/360)                      8.60%       8.56%        8.54%        8.51%       8.49%       8.47%
--------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1

                                              Computational Materials
--------------------------------------------------------------------------------------------------------------------------
                                                SENSITIVITY TABLES
Class AV-1 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%         75%        100%        125%        150%
CPR                                                         0%         15%         20%         27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     19.99        4.33        3.22        2.28        1.54        1.19
Modified Duration (years)                                11.15        3.44        2.68        1.98        1.39        1.11
First Principal Payment                               08/25/99    08/25/99    08/25/99    08/25/99    08/25/99    08/25/99
Last Principal Payment                                04/25/28    12/25/12    07/25/09    10/25/06    11/25/04    01/25/04
Principal Lockout (months)                                   0           0           0           0           0           0
Principal Window (months)                                  345         161         120          87          64          54
Illustrative Yield @ Par (30/360)                        5.63%       5.63%       5.63%       5.63%       5.64%       5.64%
--------------------------------------------------------------------------------------------------------------------------

Class MV-1 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%         75%        100%        125%        150%
CPR                                                         0%         15%         20%         27%         35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     26.99        8.79        6.52        4.95        4.55        4.47
Modified Duration (years)                                13.26        6.53        5.18        4.14        3.89        3.83
First Principal Payment                               06/25/23    09/25/03    08/25/02    12/25/02    05/25/03    10/25/03
Last Principal Payment                                04/25/28    12/25/12    07/25/09    10/25/06    11/25/04    01/25/04
Principal Lockout (months)                                 286          49          36          40          45          50
Principal Window (months)                                   59         112          84          47          19           4
Illustrative Yield @ Par (30/360)                        5.89%       5.89%       5.89%       5.89%       5.89%       5.89%
--------------------------------------------------------------------------------------------------------------------------

Class MV-2 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%          75%        100%       125%        150%
CPR                                                         0%         15%          20%         27%        35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     26.99        8.79         6.52        4.87       4.13        4.05
Modified Duration (years)                                12.52        6.36         5.07        4.01       3.51        3.46
First Principal Payment                               06/25/23    09/25/03     08/25/02    10/25/02   01/25/03    03/25/03
Last Principal Payment                                04/25/28    12/25/12     07/25/09    10/25/06   11/25/04    01/25/04
Principal Lockout (months)                                 286          49           36          38         41          43
Principal Window (months)                                   59         112           84          49         23          11
Illustrative Yield @ Par (30/360)                        6.46%       6.46%        6.46%       6.46%      6.46%       6.46%
--------------------------------------------------------------------------------------------------------------------------

Class BV-1 (to call)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%          75%        100%       125%        150%
CPR                                                         0%         15%          20%         27%        35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     26.99        8.79         6.52        4.83       3.94        3.69
Modified Duration (years)                                10.48        5.84         4.74        3.77       3.22        3.06
First Principal Payment                               06/25/23    09/25/03     08/25/02    08/25/02   09/25/02    09/25/02
Last Principal Payment                                04/25/28    12/25/12     07/25/09    10/25/06   11/25/04    01/25/04
Principal Lockout (months)                                 286          49           36          36         37          37
Principal Window (months)                                   59         112           84          51         27          17
Illustrative Yield @ Par (30/360)                        8.34%       8.34%        8.34%       8.35%      8.35%       8.35%
--------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1

                                              Computational Materials
--------------------------------------------------------------------------------------------------------------------------
                                               SENSITIVITY TABLES

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REG ING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using,:rthrelyin,, n the information contained herein. In addition, recipients of these Computational Materials may only use or rely c e inf ation contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the ment described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Steams & Inc.



                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1

                                          Computational Materials
--------------------------------------------------------------------------------------------------------------------------
Class AF-5 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   28.99       19.24        13.93       10.12        6.98         3.84
Modified Duration (years)                              11.42        9.75         8.24        6.72        5.12         3.18
First Principal Payment                             11/25/27    12/25/13     08/25/09    10/25/05    01/25/04     04/25/02
Last Principal Payment                              02/25/29    10/25/26     08/25/21    08/25/16    03/25/13     08/25/10
Principal Lockout (months)                               339         172          120          74          53           32
Principal Window (months)                                 16         155          145         131         1ll          101
Illustrative Yield @ Par (30/360)                      7.63%       7.68%        7.69%       7.68%       7.64%        7.53%
--------------------------------------------------------------------------------------------------------------------------

Class AF-6 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   13.88        7.69         6.95        6.57        6.45         6.60
Modified Duration (years)                               8.27        5.62         5.23        5.03        4.96         5.05
First Principal Payment                             08/25/02    08/25/02     08/25/02    11/25/02    03/25/03     09/25/03
Last Principal Payment                              12/25/28    07/25/26     05/25/21    05/25/16    12/25/12     06/25/10
Principal Lockout (months)                                36          36           36          39          43           49
Principal Window (months)                                317         288          226         163         118           82
Illustrative Yield @ Par (30/360)                      7.15%       7.12%        7.12%       7.12%       7.16%        7.22%
--------------------------------------------------------------------------------------------------------------------------

Class MF-1 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   26.01       10.89         7.58        5.75        4.83         4.49
Modified Duration (years)                              10.98        6.83         5.33        4.35        3.83         3.64
First Principal Payment                             11/25/20    07/25/04     11/25/02    09/25/02    12/25/02     02/25/03
Last Principal Payment                              12/25/28    05/25/23     03/25/17    02/25/13    04/25/10     03/25/08
Principal Lockout (months)                               255          59           39          37          40           42
Principal Window (months)                                 98         227          173         126          89           62
Illustrative Yield @ Par (30/360)                      7.67%       7.65%        7.64%       7.62%       7.61%        7.60%
--------------------------------------------------------------------------------------------------------------------------

Class MF-2 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          75%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   26.00       10.78         7.48        5.66        4.68         4.18
Modified Duration (years)                              10.53        6.64         5.20        4.24        3.68         3.39
First Principal Payment                             11/25/20    07/25/04     11/25/02    08/25/02    10/25/02     11/25/02
Last Principal Payment                              11/25/28    08/25/21     07/25/15    10/25/11    03/25/09     05/25/07
Principal Lockout (months)                               255          59           39          36          38           39
Principal Window (months)                                 97         206          153         1ll          78           55
Illustrative Yield @ Par (30/360)                      8.13%       8.11%        8.09%       8.07%       8.06%        8.04%
--------------------------------------------------------------------------------------------------------------------------

Class BF-1 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                        0%         50%          76%        100%        125%         150%
CPR                                                       0%         15%          20%         27%         35%          40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.95       10.42         7.22        5.43        4.45         3.91
Modified Duration (years)                              10.10        6.41         5.02        4.08        3.51         3.18
First Principal Payment                             11/25/20    07/25/04     11/25/02    08/25/02    08/25/02     09/25/02
Last Principal Payment                              09/25/28    03/25/19     09/25/13    03/25/10    11/25/07     04/25/06
Principal Lockout (months)                               255          59           39          36          36           37
Principal Window (months)                                 95         177          131          92          64           44
Illustrative Yield @ Par (30/360)                      8.60%       8.57%        8.55%       8.53%       8.51%        8.49%
--------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Bear, Stearns Asset backed Securities, Inc.
                                           Home Equity Loan Trust 1999-1


                                              Computational Materials
--------------------------------------------------------------------------------------------------------------------------
                                                SENSITIVITY TABLES
Class AV-1 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%          75%        100%       125%        150%
CPR                                                         0%         15%          20%         27%        35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     20.02        4.66         3.49        2.48       1.69        1.27
Modified Duration (years)                                11.16        3.57         2.81        2.10       1.49        1.15
First Principal Payment                               08/25/99    08/25/99     08/25/99    08/25/99   08/25/99    08/25/99
Last Principal Payment                                02/25/29    08/25/25     03/25/21    10/25/15   08/25/11    10/25/09
Principal Lockout (months)                                   0           0            0           0          0           0
Principal Window (months)                                  355         313          260         195        145         123
Illustrative Yield @ Par (30/360)                        5.63%       5.64%        5.65%       5.65%      5.66%       5.65%
--------------------------------------------------------------------------------------------------------------------------

Class MV-1 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%          75%        100%       125%        150%
CPR                                                         0%         15%          20%         27%        35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     27.07        9.64         7.22        5.46       4.93        5.48
Modified Duration (years)                                13.28        6.85         5.51        4.43       4.14        4.55
First Principal Payment                               06/25/23    09/25/03     08/25/02    12/25/02   05/25/03    10/25/03
Last Principal Payment                                01/25/29    09/25/22     11/25/17    01/25/13   07/25/09    01/25/08
Principal Lockout (months)                                 286          49           36          40         45          50
Principal Window (months)                                   68         229          184         122         75          52
Illustrative Yield @ Par (30/360)                        5.89%       5.90%        5.91%       5.91%      5.91%       5.93%
--------------------------------------------------------------------------------------------------------------------------

Class MV-2 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%          75%        100%       125%        150%
CPR                                                         0%         15%          20%         27%        35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     27.07        9.56         7.15        5.32       4.47        4.43
Modified Duration (years)                                12.53        6.64         5.36        4.27       3.73        3.66
First Principal Payment                               06/25/23    09/25/03     08/25/02    10/25/02   01/25/03    03/25/03
Last Principal Payment                                12/25/28    12/25/20     03/25/16    09/25/11   07/25/08    03/25/07
Principal Lockout (months)                                 286          49           36          38         41          43
Principal Window (months)                                   67         208          164         108         67          49
Illustrative Yield @ Par (30/360)                        6.46%       6.48%        6.49%       6.50%      6.50%       6.49%
--------------------------------------------------------------------------------------------------------------------------

Class BV-1 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
PV                                                          0%         50%          75%        100%       125%        150%
CPR                                                         0%         15%          20%         27%        35%         40%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                     27.05        9.31         6.94        5.13       4.16        3.88
Modified Duration (years)                                10.48        6.00         4.90        3.93       3.36        3.19
First Principal Payment                               06/25/23    09/25/03     08/25/02    08/25/02   09/25/02    09/25/02
Last Principal Payment                                11/25/28    01/25/19     06/25/14    05/25/10   07/25/07    05/25/06
Principal Lockout (months)                                 286          49           36          36         37          37
Principal Window (months)                                   66         185          143          94         59          45
Illustrative Yield @ Par (30/360)                        8.34%       8.38%        8.39%       8.40%      8.41%       8.41%
--------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                               COLLATERAL SUMMARY

                            (Fixed-Rate Collateral)

                                                          Fixed Rate Collateral

               Cut-Off Date                               7/1/99

               Total Outstanding Balance:                 $126,864,888.10

               Number of Loans:                           1,580

               Average Remaining Balance:                 $80,294.23 (range: $13,208.79 - $447,334.42)

               Loan Type:                                 100.00% fixed-rate loans

               WA Gross Coupon:                           9.709% (range: 6.63 - 14.50%)

               Original Weighted Average Term:            335 months (range: 120 - 360 months)

               Remaining Weighted Average Term:           330 months (range: 109 - 360 months)

               WA Lien Position:                          98.25% first, 1.75% second

               WA CLTV Ratio:                             75.47% (range: 12% - 90%)

               Documentation:                             72.63% full doc,
                                                          25.51% stated,
                                                          1.86% limited doc

               Property Type:                             79.80% single family,
                                                          7.70% 2-4 family,
                                                          7.55% PUD,
                                                          4.50% condo,
                                                          0.45% man. housing

               Owner Occupancy:                           88.73% owner occupied,
                                                          10.87% non-owner occupied,
                                                          0.40% second home

               Loan Purpose:                              61.72% cash out refi,
                                                          19.89% purchase,
                                                          18.39% rate/term refi

               Geographic Distribution:                   HI (17.13%), CA (16.85%), TX (9.87%),
               (all states >= 5.00%)                      PA (9.14%)

               Deliquency Status                          98.31%  current, 1.69% 30-59 days




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

                               COLLATERAL SUMMARY

                          (Adjustable-Rate Collateral)

                              ARM Rate Collateral

               Cut-Off Date                               7/1/99

               Total Outstanding Balance:                 $171,590,094.05

               Number of Loans:                           1,607

               Average Remaining Balance:                 $106,776.66 (range: $11,690.52 - $498,044.67)

               Loan Type:                                 84.19% 2/28 LIBOR
                                                          2.74% 3/27 LIBOR
                                                          0.84% 5/25 LIBOR
                                                          12.23% 6 month LIBOR

               WA Gross Coupon:                           9.768% (range: 6.88% - 13.75%)

               WA Gross Margin                            6.180% (range: 4.25% - 9.50%)

               WA Max Loan Rate                           16.674%

               Original Weighted Average Term:            360 months (range: 180 - 360 months)

               Remaining Weighted Average Term:           355 months (range: 48 - 360 months)

               WA Lien Position:                          100% first

               WA LTV Ratio:                              77.61% (range: 13% - 95%)

               Documentation:                             72.12% full doc,
                                                          26.41% stated,
                                                          1.47% limited doc

               Property Type:                             80.07% single family,
                                                          6.67% 2-4 family,
                                                          8.43% PUD,
                                                          4.35% condo,
                                                          0.42% man. housing,
                                                          0.06% other

               Owner Occupancy:                           94.25% owner occupied,
                                                          5.54% non-owner occupied,
                                                          0.21% second home

               Loan Purpose:                              46.65% cash out refi,
                                                          34.26% purchase,
                                                          19.09% rate/term refi

               Geographic Distribution:                   CA (21.12%), OH (7.84%), FL (7.81%),
               (all states >= 5.00%)                      OR (5.87%), PA (5.51%)

               Deliquency Status                          98.16% current, 1.84% 30-59 days




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                                    BEAR STEARNS

FIXED-RATE GROUP


PRINCIPAL BALANCES OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                                 Aggregate             Percentage of
                                                                 Number of         Unpaid                 Cut-off
                                                                 Mortgage        Principal             Date Aggregate
Principal Balance                                                 Loans           Balance            Principal Balance
------------------                                                -----           -------            -----------------
           $0.00   -          $25,000.00     ...................   103          $ 2,247,625.46            1.77%
      $25,000.01   -          $50,000.00     ...................   546           20,973,108.28           16.53%
      $50,000.01   -          $75,000.00     ...................   350           21,609,770.56           17.03%
      $75,000.01   -         $100,000.00     ...................   200           17,121,514.14           13.50%
     $100,000.01   -         $125,000.00     ...................   112           12,531,113.68            9.88%
     $125,000.01   -         $150,000.00     ...................    81           11,014,462.84            8.68%
     $150,000.01   -         $175,000.00     ...................    54            8,713,258.21            6.87%
     $175,000.01   -         $200,000.00     ...................    40            7,493,890.63            5.91%
     $200,000.01   -         $225,000.00     ...................    27            5,665,447.33            4.47%
     $225,000.01   -         $250,000.00     ...................    16            3,777,960.02            2.98%
     $250,000.01   -         $275,000.00     ...................    13            3,430,364.56            2.70%
     $275,000.01   -         $300,000.00     ...................    16            4,598,638.02            3.62%
     $300,000.01   -         $325,000.00     ...................     8            2,532,562.88            2.00%
     $325,000.01   -         $350,000.00     ...................     8            2,735,917.29            2.16%
     $350,000.01   -         $375,000.00     ...................     2              713,052.53            0.56%
     $375,000.01   -         $400,000.00     ...................     1              398,824.05            0.31%
     $400,000.01   -         $425,000.00     ...................     1              421,327.52            0.33%
          greater than       $450,000.00     ...................     2              886,050.10            0.70%
                                                                 ---------      ------------------    -------------
                                   Total                         1,580            $126,864,888.10       100.00%
                                                                 =========      ==================    =============



RANGE OF REMAINING TERMS TO MATURITY OF THE FIXED RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                                                             Aggregate          Percentage of
                                                            Number of         Unpaid               Cut-off
                                                            Mortgage         Principal          Date Aggregate
Range of Remaining Terms to Maturity (Months)               Loans             Balance         Principal Balance
---------------------------------------------               --------     ---------------      ------------------
                 61  -       120      ...................      5         $    141,175.97              0.11%
                121  -       180      ...................    261           15,778,050.05             12.44%
                181  -       240      ...................     50            2,637,428.36              2.08%
                241  -       300      ...................      1               69,733.18              0.05%
                301  -       360      ...................  1,263          108,238,500.54             85.32%
                                                          -------       ----------------     --------------------
                           Total                           1,580         $126,864,888.10            100.00%
                                                          =======       ================     ====================





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

FIXED-RATE GROUP


RANGE OF REMAINING TERMS TO MATURITY OF THE FIXED RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                                                             Aggregate              Percentage of
                                                           Number of          Unpaid                   Cut-off
                                                           Mortgage          Principal              Date Aggregate
Range of Remaining Terms to Maturity (Months)               Loans             Balance             Principal Balance
---------------------------------------------               -----             -------             -----------------
                 61  -       120      ...............           5          $     141,175.97             0.11%
                121  -       180      ...............         260             15,672,255.95             12.35%
                181  -       240      ...............          50              2,637,428.36             2.08%
                241  -       300      ...............           5               231,638.99              0.18%
                301  -       360      ...............       1,260           108,182,388.83             85.27%
                                                          -----------   --------------------   ----------------------
                           Total                            1,580          $126,864,888.10            100.00%
                                                          ===========   ====================   ======================




PROPERTY TYPES OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE


                                                                                  Aggregate             Percentage of
                                                                Number of          Unpaid                 Cut-off
                                                                 Mortgage         Principal             Date Aggregate
Property Types                                                    Loans            Balance            Principal Balance
--------------                                                  ---------         --------            -----------------
      Single Family Detached..............................         1,300       $101,235,720.04              79.80%
                         PUD..............................            96          9,578,285.89               7.55%
                  2-4 Family..............................           108          9,772,071.85               7.70%
                 Condominium..............................            65          5,702,805.39               4.50%
        Manufactured Housing..............................            11            576,004.93               0.45%
                                                                ----------   -------------------   -----------------------
                                 Total                             1,580       $126,864,888.10             100.00%
                                                                ==========   ===================   =======================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

FIXED-RATE GROUP

OCCUPANCY STATUS OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                                Aggregate             Percentage of
                                                                Number of         Unpaid                 Cut-off
                                                                 Mortgage       Principal             Date Aggregate
Occupancy Status                                                 Loans           Balance            Principal Balance
----------------                                                ---------       ---------           -----------------
              Owner-occupied..............................        1,330       $112,563,096.19              88.73%
          Non Owner-occupied..............................          246         13,790,029.85              10.87%
                 Second Home..............................            4            511,762.06               0.40%
                                                                ----------   ------------------    --------------------
                       Total                                      1,580       $126,864,888.10             100.00%
                                                                ==========   ==================    ====================

RANGE OF LOAN RATES OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                            Aggregate              Percentage of
                                                            Number of        Unpaid                  Cut-off
                                                            Mortgage        Principal             Date Aggregate
Loan Rates (%)                                                Loans          Balance             Principal Balance
--------------                                              ---------       ---------            -----------------
              6.501  -   7.000......................             7          $ 970,369.40                 0.76%
              7.001  -   7.500......................            15          2,253,990.40                 1.78%
              7.501  -   8.000......................            58          9,406,701.03                 7.41%
              8.001  -   8.500......................           121         15,276,128.81                12.04%
              8.501  -   9.000......................           192         20,894,287.20                16.47%
              9.001  -   9.500......................           165         14,941,125.25                11.78%
              9.501  -  10.000......................           198         14,826,560.25                11.69%
             10.001  -  10.500......................           197         13,195,244.17                10.40%
             10.501  -  11.000......................           224         14,086,066.51                11.10%
             11.001  -  11.500......................           163          9,235,849.25                 7.28%
             11.501  -  12.000......................           120          6,216,423.89                 4.90%
             12.001  -  12.500......................            53          2,840,724.56                 2.24%
             12.501  -  13.000......................            33          1,422,033.67                 1.12%
             13.001  -  13.500......................            23            853,386.49                 0.67%
             13.501  -  14.000......................             9            356,701.26                 0.28%
             14.001  -  14.500......................             2             89,295.96                 0.07%
                                                          -----------   ------------------    ------------------------
                         Total                               1,580       $126,864,888.10               100.00%
                                                          ===========   ==================    ========================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

FIXED-RATE GROUP

COMBINED LOAN-TO-VALUE RATIOS OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE


                                                                        Aggregate             Percentage of
                                                        Number of         Unpaid                 Cut-off
                                                         Mortgage       Principal             Date Aggregate
Combined Loan-to-Value Ratio (%)                          Loans          Balance            Principal Balance
--------------------------------                          -----          -------            -----------------
             10.01     15.00...........................        1           $ 28,619.23            0.02%
             15.01  -  20.00...........................        4            152,093.22            0.12%
             20.01  -  25.00...........................        3            115,210.39            0.09%
             25.01  -  30.00...........................       10            448,242.41            0.35%
             30.01  -  35.00...........................       15            762,237.94            0.60%
             35.01  -  40.00...........................       13            913,317.46            0.72%
             40.01  -  45.00...........................       35          1,812,589.70            1.43%
             45.01  -  50.00...........................       22          1,621,026.06            1.28%
             50.01  -  55.00...........................       45          2,731,305.94            2.15%
             55.01  -  60.00...........................       57          4,322,052.21            3.41%
             60.01  -  65.00...........................      143          8,966,750.86            7.07%
             65.01  -  70.00...........................      169         12,232,514.68            9.64%
             70.01  -  75.00...........................      187         15,622,823.63            12.31%
             75.01  -  80.00...........................      390         32,885,753.91            25.92%
             80.01  -  85.00...........................      275         23,993,709.39            18.91%
             85.01  -  90.00...........................      211         20,256,641.07            15.97%
                                                       ----------   -------------------   -----------------------
                           Total                           1,580       $126,864,888.10           100.00%
                                                       ==========   ===================   =======================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

FIXED-RATE GROUP


GEOGRAPHIC DISTRIBUTION OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE


                                                                                Aggregate            Percentage of
                                                                Number of        Unpaid                 Cut-off
                                                                 Mortgage       Principal            Date Aggregate
Location                                                          Loans          Balance           Principal Balance
--------                                                          -----          -------           -----------------
                     Alabama..............................            1          $ 80,591.31             0.06%
                     Arizona..............................            6           532,871.64             0.42%
                    Arkansas..............................           65         3,378,597.88             2.66%
                  California..............................          168        21,374,304.71            16.85%
                    Colorado..............................           13         1,206,476.97             0.95%
                  Conneticut..............................            8           664,803.74             0.52%
        District of Columbia..............................            7           730,424.08             0.58%
                     Florida..............................          129         9,458,142.23             7.46%
                     Georgia..............................           18         1,303,846.04             1.03%
                      Hawaii..............................          123        21,733,176.81            17.13%
                       Idaho..............................            1            67,784.98             0.05%
                    Illinois..............................           25         1,492,225.89             1.18%
                     Indiana..............................           61         3,362,833.52             2.65%
                    Kentucky..............................            7           437,137.46             0.34%
                   Louisiana..............................           18         1,102,423.77             0.87%
                    Maryland..............................           54         2,571,125.72             2.03%
               Massachusetts..............................           19         2,329,588.63             1.84%
                    Michigan..............................           49         3,333,788.31             2.63%
                 Mississippi..............................           26         1,415,734.58             1.12%
                    Missouri..............................           39         1,936,165.20             1.53%
                     Montana..............................            3           206,842.67             0.16%
                    Nebraska..............................            3           228,156.33             0.18%
                      Nevada..............................            5           498,821.13             0.39%
                  New Jersey..............................            8           598,768.71             0.47%
                    New York..............................           10           780,372.19             0.62%
              North Carolina..............................           54         3,981,194.48             3.14%
                        Ohio..............................          111         6,554,397.99             5.17%
                    Oklahoma..............................           23         1,282,218.63             1.01%
                      Oregon..............................           19         2,205,198.59             1.74%
                Pennsylvania..............................          175        11,594,040.15             9.14%
                Rhode Island..............................            1            20,612.23             0.02%
              South Carolina..............................            6           281,168.89             0.22%
                   Tennessee..............................           49         2,391,662.47             1.89%
                       Texas..............................          205        12,527,756.74             9.87%
                        Utah..............................            9           678,550.41             0.53%
                    Virginia..............................           15         1,311,693.86             1.03%
                  Washington..............................           22         2,191,301.78             1.73%
               West Virginia..............................            7           307,133.50             0.24%
                   Wisconsin..............................           18           712,953.88             0.56%
                                                               ----------   ------------------   -------------------
                                 Total                            1,580      $126,864,888.10           100.00%
                                                               ==========   ==================   ===================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

FIXED-RATE GROUP

DOCUMENTATION LEVEL OF THE FIXED RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE

                                                                                Aggregate             Percentage of
                                                                Number of         Unpaid                 Cut-off
                                                                 Mortgage       Principal             Date Aggregate
Documentation Level                                               Loans          Balance            Principal Balance
-------------------                                               -----          -------            -----------------
                      Full Documentation.................         1,203       $ 92,141,408.73            72.63%
       Stated Income or No Documentation.................           350         32,365,591.86            25.51%
           Limited or Lite Documentation.................            27          2,357,887.51            1.86%
                                                               ----------   -------------------   --------------------
                                 Total                            1,580       $126,864,888.10           100.00%
                                                               ==========   ===================   ====================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP

PRINCIPAL BALANCES OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE

                                                                                 Aggregate             Percentage of
                                                                 Number of        Unpaid                 Cut-off
                                                                  Mortgage       Principal             Date Aggregate
Principal Balance                                                  Loans          Balance            Principal Balance
-----------------                                                  -----          -------            -----------------
             $0.00  -   $25,000.00..........................          26          $ 574,789.09            0.33%
        $25,000.01  -   $50,000.00..........................         256         10,252,481.96            5.97%
        $50,000.01  -   $75,000.00..........................         383         23,912,986.08            13.94%
        $75,000.01  -  $100,000.00..........................         287         25,060,018.97            14.60%
       $100,000.01  -  $125,000.00..........................         207         23,109,828.28            13.47%
       $125,000.01  -  $150,000.00..........................         129         17,669,033.59            10.30%
       $150,000.01  -  $175,000.00..........................          94         15,160,710.87            8.84%
       $175,000.01  -  $200,000.00..........................          50          9,350,725.08            5.45%
       $200,000.01  -  $225,000.00..........................          57         12,080,183.83            7.04%
       $225,000.01  -  $250,000.00..........................          39          9,298,040.04            5.42%
       $250,000.01  -  $275,000.00..........................          17          4,450,312.56            2.59%
       $275,000.01  -  $300,000.00..........................          21          6,066,374.52            3.54%
       $300,000.01  -  $325,000.00..........................          10          3,110,413.64            1.81%
       $325,000.01  -  $350,000.00..........................          19          6,514,290.07            3.80%
       $350,000.01  -  $375,000.00..........................           3          1,089,532.19            0.63%
       $375,000.01  -  $400,000.00..........................           3          1,161,516.20            0.68%
       $425,000.01  -  $450,000.00..........................           4          1,776,834.25            1.04%
       $450,000.01  -  $475,000.00..........................           1            453,978.16            0.26%
       $475,000.01  -  $500,000.00..........................           1            498,044.67            0.29%
                                                                ----------   -------------------   --------------------
                             Total                                 1,607       $171,590,094.05           100.00%
                                                                ==========   ===================   ====================

RANGE OF ORIGINAL TERMS TO MATURITY OF THE ADJUSTABLE RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                            Aggregate              Percentage of
                                                            Number of         Unpaid                  Cut-off
                                                            Mortgage        Principal             Date Aggregate
Range of Original Terms (months)                             Loan            Balance             Principal Balance
--------------------------------                             ----            -------             -----------------

                121  -  180..............................          6          $ 438,811.86             0.26%
                301  -  360..............................      1,601        171,151,282.19            99.74%
                                                          -----------   -------------------   ------------------------
                            Total                              1,607       $171,590,094.05            100.00%
                                                          ===========   ===================   ========================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP

RANGE OF REMAINING TERMS TO MATURITY OF THE ADJUSTABLE RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                       Aggregate            Percentage of
                                                       Number of        Unpaid                 Cut-off
                                                        Mortgage       Principal           Date Aggregate
Range of Remaining Terms to Maturity (months)           Loans           Balance           Principal Balance
---------------------------------------------           -----           -------           -----------------
                0  -   60............................         1          $ 11,690.52            0.01%
              121  -  180............................         5           427,121.34            0.25%
              241  -  300............................         2           257,814.11            0.15%
              301  -  360............................     1,599       170,893,468.08           99.59%
                                                       ----------   ------------------   --------------------
                          Total                           1,607      $171,590,094.05           100.00%
                                                       ==========   ==================   ====================

PROPERTY TYPES OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE


                                                                                 Aggregate          Percentage of
                                                                 Number of         Unpaid              Cut-off
                                                                Mortgage         Principal          Date Aggregate
Property Types                                                   Loans            Balance         Principal Balance
--------------                                                   -----            -------         -----------------
            Single Family Detached........................       1,311       $137,397,578.87            80.07%
                               PUD........................          98         14,457,556.99            8.43%
                        2-4 Family........................         115         11,444,229.27            6.67%
                       Condominium........................          74          7,466,030.39            4.35%
              Manufactured Housing........................           8            718,652.14            0.42%
                             Other........................           1            106,046.39            0.06%
                                                              ===========   ===================   =====================
                             Total                               1,607       $171,590,094.05           100.00%
                                                              ===========   ===================   =====================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP

OCCUPANCY STATUS OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE


                                                                                 Aggregate             Percentage of
                                                                Number of          Unpaid                 Cut-off
                                                               Mortgage          Principal            Date Aggregate
Occupancy Status                                                 Loans            Balance            Principal Balance
----------------                                                 -----            -------            -----------------
                Owner-occupied..............................      1,470        $161,729,600.83           94.25%
            Non Owner-occupied..............................        134           9,503,268.21            5.54%
                   Second Home..............................          3             357,225.01            0.21%
                                                              ============   ===================   =====================
                         Total                                    1,607        $171,590,094.05           100.00%
                                                              ============   ===================   =====================


RANGE OF LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE


                                                                            Aggregate              Percentage of
                                                           Number of         Unpaid                   Cut-off
                                                           Mortgage         Principal              Date Aggregate
Loan Rates (%)                                              Loans            Balance             Principal Balance
-------------                                              ---------        ---------            -----------------
              6.501  -     7.000     ................            2           $ 304,130.06              0.18%
              7.001  -     7.500     ................           18           3,349,108.90              1.95%
              7.501  -     8.000     ................           56           7,600,348.42              4.43%
              8.001  -     8.500     ................           79          11,047,430.14              6.44%
              8.501  -     9.000     ................          165          23,987,116.54             13.98%
              9.001  -     9.500     ................          268          31,285,442.21             18.23%
              9.501  -    10.000     ................          311          34,132,247.11             19.89%
             10.001  -    10.500     ................          228          20,687,122.53             12.06%
             10.501  -    11.000     ................          204          19,037,401.31             11.09%
             11.001  -    11.500     ................          113           8,890,157.40              5.18%
             11.501  -    12.000     ................           84           5,905,739.48              3.44%
             12.001  -    12.500     ................           42           2,790,005.33              1.63%
             12.501  -    13.000     ................           19           1,286,686.85              0.75%
             13.001  -    13.500     ................           11             742,679.36              0.43%
             13.501  -    14.000     ................            7             544,478.41              0.32%
                                                         -----------   --------------------   -------------------------
                           Total                              1,607        $171,590,094.05            100.00%
                                                         ===========   ====================   =========================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP

RANGE OF GROSS MARGIN OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                            Aggregate              Percentage of
                                                            Number of         Unpaid                  Cut-off
                                                            Mortgage        Principal             Date Aggregate
Gross Margin (%)                                             Loans           Balance             Principal Balance
----------------
                     -      5.000     ................          164       $ 20,405,855.63            11.89%
              5.001  -      6.000     ................          582         68,098,003.24            39.69%
              6.001  -      7.000     ................          549         56,304,017.17            32.81%
              7.001  -      8.000     ................          275         23,195,361.68            13.52%
              8.001  -      9.000     ................           33          3,288,314.45             1.92%
              9.001  -     10.000     ................            4            298,541.88             0.17%
                                                          -----------   ------------------    ------------------------
                            Total                              1,607       $171,590,094.05            100.00%
                                                          ===========   ===================   ========================




RANGE OF MINIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                              Aggregate              Percentage of
                                                             Number of         Unpaid                   Cut-off
                                                             Mortgage         Principal              Date Aggregate
Minimum Loan Rates (%)                                        Loans            Balance             Principal Balance
---------------------                                        ---------        --------------       -----------------
                     -      5.000      ....................         1            $ 65,150.03             0.04%
              6.001  -      7.000      ....................         3             435,142.56             0.25%
              7.001  -      8.000      ....................        77          11,168,813.66             6.51%
              8.001  -      9.000      ....................       243          35,347,662.05             20.60%
              9.001  -     10.000      ....................       580          65,180,667.67             37.99%
             10.001  -     11.000      ....................       427          39,232,911.25             22.86%
             11.001  -     12.000      ....................       197          14,795,896.88             8.62%
             12.001  -     13.000      ....................        61           4,076,692.18             2.38%
             13.001  -     14.000      ....................        18           1,287,157.77             0.75%
                                                           -----------   --------------------   -------------------------
                            Total                               1,607        $171,590,094.05            100.00%
                                                           ===========   ====================   =========================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP


RANGE OF MAXIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                            Aggregate              Percentage of
                                                            Number of         Unpaid                  Cut-off
                                                            Mortgage        Principal             Date Aggregate
Maximum Loan Rates (%)                                      Loans            Balance             Principal Balance
---------------------                                       ---------       -------------     ------------------------
             13.001  -     14.000     ..................          6        $ 1,019,002.85             0.59%
             14.001  -     15.000     ..................        113         16,747,537.43             9.76%
             15.001  -     16.000     ..................        248         35,763,058.10            20.84%
             16.001  -     17.000     ..................        551         59,735,215.85            34.81%
             17.001  -     18.000     ..................        414         38,371,328.80            22.36%
             18.001  -     19.000     ..................        196         14,590,101.07             8.50%
             19.001  -     20.000     ..................         61          4,076,692.18             2.38%
             20.001  -     21.000     ..................         18          1,287,157.77             0.75%
                                                          -----------   -------------------   ------------------------
                            Total                             1,607      $171,590,094.05            100.00%
                                                          ===========   ===================   ========================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP


RANGE OF NEXT ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                                Aggregate             Percentage of
                                                                Number of         Unpaid                 Cut-off
                                                                Mortgage       Principal             Date Aggregate
Next Adjustament Date (month-year)                               Loans           Balance            Principal Balance
----------------------------------                              ---------      -------------        -----------------
                               July-99     ................        38          4,769,423.46             2.78%
                             August-99     ................        41          5,346,181.46             3.12%
                          September-99     ................        50          7,102,574.56             4.14%
                            October-99     ................        14          1,121,209.41             0.65%
                           November-99     ................         4            578,054.40             0.34%
                           December-99     ................        15          1,737,189.57             1.01%
                            January-00     ................         1            217,800.00             0.13%
                          September-01     ................         7          1,152,215.94             0.67%
                            October-01     ................         5            813,935.43             0.47%
                           November-01     ................        33          3,859,473.87             2.25%
                           December-01     ................       150         16,233,836.14             9.46%
                            January-01     ................       268         27,806,843.88            16.21%
                           February-01     ................       286         30,618,343.19            17.84%
                              March-01     ................       286         28,045,457.41            16.34%
                              April-01     ................       197         20,749,418.56            12.09%
                                May-01     ................        32          2,587,471.14             1.51%
                               June-01     ................        89          8,333,124.19             4.86%
                               July-01     ................        47          4,490,243.32             2.62%
                            October-01     ................         2            307,226.74             0.18%
                           December-01     ................         6            745,849.71             0.43%
                            January-02     ................         3            240,917.69             0.14%
                           February-02     ................        17          2,665,684.28             1.55%
                              March-02     ................         1            188,642.99             0.11%
                              April-02     ................         3            318,626.13             0.19%
                                May-02     ................         2            113,131.14             0.07%
                           November-03     ................         1            135,631.83             0.08%
                           December-03     ................         1             52,345.44             0.03%
                            January-04     ................         2            214,270.87             0.12%
                           February-04     ................         3            203,483.94             0.12%
                              March-04     ................         1             61,921.80             0.04%
                              April-04     ................         2            779,565.56             0.45%
                                                               ----------   -------------------   -----------------------
                                                                1,607       $171,590,094.05           100.00%
                                                               ==========   ===================   =======================




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP


INITIAL FIXED RATE TERM/SUBSEQUENT ADJUSTABLE RATE TERM
OF THE ADJUSTABLE RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                                                                Aggregate             Percentage of
                                                                Number of         Unpaid                 Cut-off
                                                                Mortgage       Principal             Date Aggregate
Initial Fixed Rate Term/Subsequent Adjustable Rate Term          Loans           Balance            Principal Balance
-------------------------------------------------------        ----------   -------------------   -----------------------
               Two Years/Twenty-Eight Years ...............       1,398       $144,455,070.92            84.19%
             Three Years/Twenty-Seven Years ...............          35          4,699,078.68             2.74%
               Five Years/Twenty-Five Years ...............          10          1,447,219.44             0.84%
                              6 Month LIBOR ...............         164         20,988,725.01            12.23%
                                                               ----------   -------------------   -----------------------
                                      Total                       1,607       $171,590,094.05           100.00%
                                                               ==========   ===================   =======================



ORIGINAL LOAN-TO-VALUE RATIOS OF THE ADJUSTABLE RATE MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                                                               Aggregate          Percentage of
                                                            Number of           Unpaid              Cut-off
                                                            Mortgage           Principal         Date Aggregate
Original Loan-to-Value Ratio (%)                            Loans               Balance         Principal Balance
--------------------------------                            ---------       -------------       -----------------
              10.01  -      20.00     ...............            1           $ 25,149.80             0.01%
              20.01  -      30.00     ...............            6            290,731.16             0.17%
              30.01  -      40.00     ...............           20          1,630,017.61             0.95%
              40.01  -      50.00     ...............           30          2,425,546.06             1.41%
              50.01  -      60.00     ...............           71          6,778,424.80             3.95%
              60.01  -      70.00     ...............          281         25,123,736.77            14.64%
              70.01  -      80.00     ...............          577         63,452,320.26            36.98%
              80.01  -      90.00     ...............          618         71,327,535.93            41.57%
              90.01  -     100.00     ...............            3            536,631.66             0.31%
                                                          -----------   -------------------   ---------------------
                            Total                            1,607       $171,590,094.05           100.00%
                                                          ===========   ===================   =====================





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP


GEOGRAPHIC DISTRIBUTION OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                          Aggregate           Percentage of
                                                           Number of        Unpaid               Cut-off
                                                           Mortgage       Principal           Date Aggregate
Location                                                   Loans           Balance          Principal Balance
--------                                                   ---------      ---------        -------------------
                            Arizona    ...............          3        $ 187,132.10           0.11%
                           Arkansas    ...............         23        1,745,171.96           1.02%
                         California    ...............        216       36,235,728.67          21.12%
                           Colorado    ...............         22        2,667,166.28           1.55%
                         Conneticut    ...............         13        1,101,506.41           0.64%
               District of Columbia    ...............          5          584,825.95           0.34%
                            Florida    ...............        122       13,401,127.08           7.81%
                            Georgia    ...............         27        3,680,025.93           2.14%
                             Hawaii    ...............         27        4,935,447.54           2.88%
                              Idaho    ...............          8          814,817.77           0.47%
                           Illinois    ...............         44        4,103,661.42           2.39%
                            Indiana    ...............         43        3,128,549.87           1.82%
                               Iowa    ...............          3          192,552.34           0.11%
                             Kansas    ...............          4          370,226.77           0.22%
                           Kentucky    ...............         12          936,395.98           0.55%
                          Louisiana    ...............         15        1,385,763.76           0.81%
                              Maine    ...............          3          531,885.69           0.31%
                           Maryland    ...............         46        4,279,192.51           2.49%
                      Massachusetts    ...............         31        3,735,476.51           2.18%
                           Michigan    ...............         63        6,985,340.97           4.07%
                          Minnesota    ...............          7          434,450.44           0.25%
                        Mississippi    ...............         11          987,047.20           0.58%
                           Missouri    ...............        100        7,939,291.78           4.63%
                            Montana    ...............          2          174,991.82           0.10%
                           Nebraska    ...............         12        1,010,503.35           0.59%
                             Nevada    ...............          6          694,286.79           0.40%
                      New Hampshire    ...............         16        1,380,999.22           0.80%
                         New Jersey    ...............         16        1,667,234.73           0.97%
                         New Mexico    ...............          7          707,393.91           0.41%
                           New York    ...............         21        3,233,388.71           1.88%
                     North Carolina    ...............         38        2,886,521.02           1.68%
                               Ohio    ...............        171       13,450,421.54           7.84%
                           Oklahoma    ...............         19        2,070,852.46           1.21%
                             Oregon    ...............         75       10,079,988.72           5.87%
                       Pennsylvania    ...............        115        9,457,969.55           5.51%
                       Rhode Island    ...............          7          480,400.33           0.28%
                     South Carolina    ...............          3          273,776.97           0.16%
                          Tennessee    ...............          6          650,254.90           0.38%
                              Texas    ...............         65        5,775,423.37           3.37%
                               Utah    ...............         48        6,050,943.54           3.53%
                           Virginia    ...............         18        2,662,362.97           1.55%
                         Washington    ...............         19        2,500,516.28           1.46%
                      West Virginia    ...............          8          381,433.45           0.22%
                          Wisconsin    ...............         82        5,343,056.36           3.11%
                            Wyoming    ...............          5          294,589.13           0.17%
                                                         -----------   -----------------   ----------------
                              Total                         1,607     $171,590,094.05         100.00%
                                                         ===========   =================   ================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

ADJUSTABLE-RATE GROUP


DOCUMENTATION LEVEL OF THE ADJUSTABLE RATE MORTGAGE LOANS
AS OF THE CUT-OFF DATE



                                                                               Aggregate             Percentage of
                                                                Number of       Unpaid                 Cut-off
                                                                Mortgage       Principal             Date Aggregate
Documentation Level                                               Loans         Balance            Principal Balance
-------------------                                             ---------      ----------          -----------------
                      Full Documentation...............          1,199       $123,756,191.41            72.12%
       Stated Income or No Documentation...............            391         45,318,044.39            26.41%
           Limited or Lite Documentation...............             17          2,515,858.25             1.47%

                                                               ---------   -------------------   -----------------------
                                 Total                           1,607       $171,590,094.05           100.00%
                                                               =========   ===================   =======================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                           Available Funds Cap

                                       Available
                         Period       Funds Cap(%)
                         -------------------------
                           1               9.269
                           2               9.269
                           3               9.269
                           4               9.269
                           5               9.269
                           6               9.269
                           7               9.404
                           8               9.404
                           9               9.404
                           10              9.404
                           11              9.404
                           12              9.404
                           13              9.526
                           14              9.526
                           15              9.526
                           16              9.526
                           17              9.526
                           18              9.526
                           19              9.584
                           20              9.584
                           21              9.584
                           22              9.584
                           23              9.584
                           24              9.584
                           25             11.185
                           26             11.185
                           27             11.185
                           28             11.186
                           29             11.186
                           30             11.186
                           31             11.186
                           32             11.186
                           33             11.186
                           34             11.186
                           35             11.186
                           36             11.186
                           37             11.255
                           38             11.255
                           39             11.255
                           40             11.255





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                            Available Funds Cap

                                        Available
                           Period     Funds Cap(%)
                          -------------------------
                           41             11.255
                           42             11.255
                           43             11.256
                           44             11.256
                           45             11.256
                           46             11.256
                           47             11.256
                           48             11.256
                           49             11.256
                           50             11.256
                           51             11.256
                           52             11.256
                           53             11.256
                           54             11.256
                           55             11.256
                           56             11.256
                           57             11.256
                           58             11.256
                           59             11.256
                           60             11.256
                           61             11.279
                           62             11.279
                           63             11.279
                           64             11.279
                           65             11.279
                           66             11.279
                           67             11.279
                           68             11.279
                           69             11.279
                           70             11.279
                           71             11.279
                           72             11.279
                           73             11.279
                           74             11.279
                           75             11.279
                           76             11.279
                           77             11.279
                           78             11.279
                           79             11.279
                           80             11.279




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                         Available Funds Cap

                                      Available
                       Period        Funds Cap(%)
                       -------------------------
                           81             11.279
                           82             11.279
                           83             11.279
                           84             11.279
                           85             11.279
                           86             11.279
                           87             11.279
                           88             11.279
                           89             11.279
                           90             11.279
                           91             11.279
                           92             11.279
                           93             11.279
                           94             11.279
                           95             11.279
                           96             11.279
                           97             11.279
                           98             11.279
                           99             11.279
                          100             11.279
                          101             11.279
                          102             11.279
                          103             11.279
                          104             11.279
                          105             11.279
                          106             11.279
                          107             11.279
                          108             11.279
                          109             11.279
                          110             11.279
                          111             11.279
                          112             11.279
                          113             11.279
                          114             11.279
                          115             11.279
                          116             11.279
                          117             11.279
                          118             11.279
                          119             11.279
                          120             11.279



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                           Available Funds Cap

                                       Available
                          Period      Funds Cap(%)
                          -------------------------
                          121             11.279
                          122             11.279
                          123             11.279
                          124             11.279
                          125             11.279
                          126             11.279
                          127             11.279
                          128             11.279
                          129             11.279
                          130             11.279
                          131             11.279
                          132             11.279
                          133             11.279
                          134             11.279
                          135             11.279
                          136             11.279
                          137             11.279
                          138             11.279
                          139             11.279
                          140             11.279
                          141             11.279
                          142             11.279
                          143             11.279
                          144             11.279
                          145             11.279
                          146             11.279
                          147             11.279
                          148             11.279
                          149             11.279
                          150             11.279
                          151             11.279
                          152             11.279
                          153             11.279
                          154             11.279
                          155             11.279
                          156             11.279
                          157             11.279
                          158             11.279
                          159             11.279
                          160             11.279



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                           Available Funds Cap

                                       Available
                         Period       Funds Cap(%)
                         ------------------------
                          161             11.279
                          162             11.279
                          163             11.279
                          164             11.279
                          165             11.279
                          166             11.279
                          167             11.279
                          168             11.279
                          169             11.279
                          170             11.279
                          171             11.279
                          172             11.279
                          173             11.279
                          174             11.279
                          175             11.279
                          176             11.279
                          177             11.279
                          178             11.279
                          179             11.279
                          180             11.279
                          181             11.279
                          182             11.279
                          183             11.279
                          184             11.279
                          185             11.279
                          186             11.279
                          187             11.279
                          188             11.279
                          189             11.279
                          190             11.279
                          191             11.279
                          192             11.279
                          193             11.279
                          194             11.279
                          195             11.279
                          196             11.279
                          197             11.279
                          198             11.279
                          199             11.279
                          200             11.279



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                           Available Funds Cap

                                        Available
                           Period     Funds Cap(%)
                         -------------------------
                          201             11.279
                          202             11.279
                          203             11.279
                          204             11.279
                          205             11.279
                          206             11.279
                          207             11.279
                          208             11.279
                          209             11.279
                          210             11.279
                          211             11.279
                          212             11.279
                          213             11.279
                          214             11.279
                          215             11.279
                          216             11.279
                          217             11.279
                          218             11.279
                          219             11.279
                          220             11.279
                          221             11.279
                          222             11.279
                          223             11.279
                          224             11.279
                          225             11.279
                          226             11.279
                          227             11.279
                          228             11.279
                          229             11.279
                          230             11.279
                          231             11.279
                          232             11.279
                          233             11.279
                          234             11.279
                          235             11.279
                          236             11.279
                          237             11.279
                          238             11.279
                          239             11.279
                          240             11.279



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                           Available Funds Cap

                                       Available
                         Period       Funds Cap(%)
                         -------------------------
                          241             11.279
                          242             11.279
                          243             11.279
                          244             11.279
                          245             11.279
                          246             11.279
                          247             11.279
                          248             11.279
                          249             11.279
                          250             11.279
                          251             11.279
                          252             11.279
                          253             11.279
                          254             11.279
                          255             11.279
                          256             11.279
                          257             11.279
                          258             11.279
                          259             11.279
                          260             11.279
                          261             11.279
                          262             11.279
                          263             11.279
                          264             11.279
                          265             11.279
                          266             11.279
                          267             11.279
                          268             11.279
                          269             11.279
                          270             11.279
                          271             11.279
                          272             11.279
                          273             11.279
                          274             11.279
                          275             11.279
                          276             11.279
                          277             11.279
                          278             11.279
                          279             11.280
                          280             11.279


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                            Available Funds Cap

                                       Available
                         Period       Funds Cap(%)
                         -------------------------
                         281             11.279
                         282             11.280
                         283             11.279
                         284             11.280
                         285             11.280
                         286             11.279
                         287             11.280
                         288             11.279
                         289             11.280
                         290             11.280
                         291             11.279
                         292             11.280
                         293             11.280
                         294             11.280
                         295             11.280
                         296             11.280
                         297             11.280
                         298             11.280
                         299             11.280
                         300             11.280
                         301             11.280
                         302             11.280
                         303             11.280
                         304             11.280
                         305             11.280
                         306             11.280
                         307             11.280
                         308             11.280
                         309             11.280
                         310             11.280
                         311             11.280
                         312             11.280
                         313             11.280
                         314             11.280
                         315             11.280
                         316             11.280
                         317             11.280
                         318             11.280
                         319             11.280
                         320             11.280


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS

                          Available Funds Cap

                                     Available
                        Period      Funds Cap(%)
                       --------------------------
                        321             11.280
                        322             11.280
                        323             11.280
                        324             11.281
                        325             11.280
                        326             11.280
                        327             11.280
                        328             11.281
                        329             11.280
                        330             11.281
                        331             11.281
                        332             11.280
                        333             11.280
                        334             11.281
                        335             11.281
                        336             11.282
                        337             11.282
                        338             11.282
                        339             11.281
                        340             11.281
                        341             11.280
                        342             11.282
                        343             11.281
                        344             11.282
                        345             11.283
                        346             11.284
                        347             11.282
                        348             11.284
                        349             11.286
                        350             11.279
                        351             11.290
                        352             11.281
                        353             11.288
                        354             11.298
                        355             11.290
                        356              9.524

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                    BEAR STEARNS